UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 26, 2016

Coastway Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-36263	46-4149994
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

One Coastway Blvd., Warwick, Rhode Island	02886
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(401) 330-1600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders was held on May 26, 2016.  The matters listed below were submitted to a vote of the stockholders through the solicitation of proxies, and the proposals are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 11, 2016.  The final results of the stockholder votes were as follows:

1.	Election of directors for three-year terms.

	For	Withheld	Broker Non-Votes
David P. DiSanto	2,477,895	764,053	930,375
Lynda Dickinson	2,402,014	839,934	930,375
Phillip Kydd	2,413,268	828,680	930,375
Malcolm G. Chace, Jr.	3,070,202	171,746	930,375

2.	The ratification of the appointment of Crowe Horwath LLP as Coastway Bancorp, Inc.’s independent registered public accounting firm for the year ending December 31, 2016.

For	Against	Abstain	Broker Non-Votes
3,872,058	279,848	20,417	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COASTWAY BANCORP, INC.
(Registrant)

Date: May 27, 2016	By: /s/ Jeanette Fritz
Jeanette Fritz
Executive Vice President and Chief Financial Officer

{Clients/1303/00276038.DOC/ }